SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 8, 2007


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-28074                               04-3130648
         (Commission File Number)          (I.R.S. Employer Identification No.)

             25 First Street
              Cambridge, MA                               02141
 (Address of Principal Executive Offices)               (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 8, 2007, the Compensation Committee of the Board of Directors of Sapient Corporation voted to award Alan Herrick a cash bonus of $255,844 for the fiscal year ended December 31, 2006, consisting of $185,844 awarded for his service as Executive Vice President during the first ten months of fiscal year 2006 and $70,000 for his service as Chief Executive Officer during the last two months of fiscal year 2006. The award of $185,844 for his service as Executive Vice President was granted in accordance with the terms of the Company's 2006 Global Performance Bonus Plan. The bonus is expected to be distributed on or before March 15, 2007.



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 14, 2007                     SAPIENT COPORPORATION
                                             (Registrant)



                                         By:   /s/ Kyle A. Bettigole
                                            ------------------------------------
                                            Assistant General Counsel &
                                             Assistant Secretary